                              SECOND AMENDMENT TO
           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This SECOND AMENDMENT (this "Amendment") to the Second Amended and Restated Registration Rights Agreement dated as of September 13, 2000 by and among Global Sports, Inc., a Delaware corporation (the "Company"), and the holders of common stock set forth on the signatures pages thereto (the "Stockholders"), as amended by the First Amendment to Second Amended and Restated Registration Rights Agreement dated as of April 5, 2001 (as so amended, the "Registration Rights Agreement") is made as of this 20/th/ day of July, 2001. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Registration Rights Agreement.

                                   RECITALS

     WHEREAS, the Company and the Stockholders entered into the Registration Rights Agreement in connection with various investments by each of the Stockholders in the Company in order to provide for certain rights with respect to the registration of the shares of the Company's Common Stock held by the Stockholders;

     WHEREAS, the Company, Michael G. Rubin ("Rubin") and Interactive Technology Holdings, LLC, a Delaware limited liability company ("ITH"), have entered into that certain Stock Purchase Agreement dated as of July 20, 2001 (the "Stock Purchase Agreement"), pursuant to which the Company intends to sell and issue to ITH an additional 3,000,000 shares of its Common Stock and Rubin intends to sell to ITH 1,000,000 shares of the Company's Common Stock currently held beneficially and of record by him;

     WHEREAS, as a condition to consummating the transactions contemplated by to the Stock Purchase Agreement, ITH has required that the Registration Rights Agreement be amended as set forth in this Amendment;

     WHEREAS, pursuant to Section 9(j) of the Registration Rights Agreement, the Registration Rights Agreement may be amended only by a written instrument duly executed by the Company and the Holders of more than 50 percent of the Registrable Securities at the time outstanding;

     WHEREAS, the Company believes that it is in its best interests that it and Rubin be able to consummate the transactions contemplated by the Stock Purchase Agreement; and

     WHEREAS, the other parties to this Amendment, constituting the Holders of more than 50 percent of the Registrable Securities currently outstanding, believe that it is in the best interests of the Company, and therefore in their own best interests as stockholders of the Company, that the Company and Rubin be able to consummate the transactions contemplated by the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree and consent that the Registration Rights Agreement shall be amended as follows:

     1.   The definition of the term "Purchase Agreements" set forth in the
                                      -------------------
Recitals to the Registration Rights Agreement shall be amended, for all purposes for which such term is used in the Registration Rights Agreement (including, without limitation, in the definition of the term "Registrable Securities" in
                                                   ----------------------
Section 1(h) thereof), to include, in addition to the 1999 SOFTBANK Purchase Agreement, the 2000 SOFTBANK Purchase Agreement, the TMCT Purchase Agreement and the ITH Purchase Agreement, that certain Stock Purchase Agreement dated as of July 20, 2001 by and among the Company, Michael G. Rubin and ITH.

     2. The Registration Rights Agreement, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

     4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

                                         GLOBAL SPORTS, INC.


                                         By:  /s/ Michael G. Rubin
                                             ----------------------------------
                                             Name:  Michael G. Rubin
                                             Title: President and
                                                    Chief Executive Officer


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
          SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              SOFTBANK CAPITAL PARTNERS LP

                              By: Softbank Capital Partners LLC
                                  Its General Partner


                                  By:   /s/ Steven J. Murray
                                      ----------------------------
                                      Name:  Steven J. Murray
                                      Title: Admin. Member

                              SOFTBANK CAPITAL ADVISORS FUND LP

                              By: Softbank Capital Partners LLC
                                  Its General Partner


                                  By:   /s/ Steven J. Murray
                                      ----------------------------
                                      Name:  Steven J. Murray
                                      Title: Admin. Member


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
          SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                     RUSTIC CANYON VENTURES, LP (f/k/a/ TMCT
                                     VENTURES, L.P.)

                                     By: Rustic Canyon Partners, LLC
                                         Its General Partner


                                         By:   /s/ Mark Menell
                                             ----------------------------
                                             Name:  Mark Menell
                                             Title: Member


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
          SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                        INTERACTIVE TECHNOLOGY HOLDINGS, LLC

                                        By: QK Holdings, Inc.
                                            Its Managing Member


                                            By:  /s/ Gerald Timlin
                                               ---------------------------------
                                               Name:  Gerald Timlin
                                               Title: Vice President/Secretary


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
          SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]